SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                               September 18, 1997
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               (Date of Report - date of earliest event reported)


                        Health Outcomes Management, Inc.
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               (Exact name of registrant as specified in charter)


Minnesota                                0-15936                 41-1546471
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)


            2331 University Avenue S.E., Minneapolis, Minnesota 55414
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                    (Address of principal executive offices)


                                 (612) 378-3053
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              (Registrant's telephone number, including area code)


                    Data Med Clinical Support Services, Inc.
                           2331 University Avenue S.E.
                          Minneapolis, Minnesota 55414
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                            (Former Name and Address)

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ITEMS 2 THROUGH 6 AND ITEMS 8 AND 9 ARE NOT APPLICABLE AND ARE THEREFORE
OMITTED.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         The Annual Meeting of the shareholders of Health Outcomes Management, Inc. (the "Company") was held on September 18, 1997. Prior to the Annual Meeting, the Company filed a Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated August 7, 1997 (the "Company's Proxy Statement") notifying the Company's shareholders of the time and place of the Annual Meeting and the purposes thereof, including the election of the Company's Board of Directors. The individuals nominated for election to the Company's Board of Directors pursuant to the Company's Proxy Statement consisted of William A. Peter, Jr., Michael J. Frakes, Robert J. Cipolle and Jerry L. Hoganson, all of whom were then members of the Company's Board of Directors.

         Subsequent to the filing of the Company's Proxy Statement, a group of individuals, including shareholders of the Company, consisting of Victor S. Greenstein, Jonathan R. Gordon, Stanford M. Baratz, Peter J. Zugschwert and Matthew E. Goldberg (the "Greenstein Group") filed a Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated August 26, 1997 (the "Greenstein Group's Proxy Statement"), on its own behalf and on behalf of the slate of directors named in the Greenstein Group's Proxy Statement opposing the election of the directors nominated pursuant to the Company's Proxy Statement.

           At the Annual Meeting, the Company's shareholders elected the slate of directors proposed by the Greenstein Group in the Greenstein Group's Proxy Statement consisting of Jonathan R. Gordon, Stanford M. Baratz, Peter J. Zugschwert and Matthew E. Goldberg.

As of the close of business on July 22, 1997, the record date for determining the holders of outstanding shares of the Company's common stock entitled to vote at the annual meeting, there were 8,499,029 shares of the Company's common stock issued and outstanding. The newly elected directors, as a group, beneficially own, directly or indirectly, 101,000 shares of the Company's common stock, constituting 1.2% of the outstanding voting securities of the Company as of the record date. Mr. Gordon beneficially owns 60,000 shares of the Company's common stock and Mr. Baratz beneficially owns 41,000 shares of the Company's common stock, representing 0.7% and 0.5% of the outstanding voting securities of the Company as of the record date. Messrs. Zugschwert and Goldberg own no shares of the Company's common stock beneficially or of record.

ITEM 7.  EXHIBITS AND FINANCIAL STATEMENTS

         (a)   Not applicable.
         (b)   Not applicable.
         (c)   Exhibits.

               (1) Press Release issued by the Company dated September 19, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 26, 1997



                                        HEALTH OUTCOMES MANAGEMENT, INC.



                                        By:   /s/ Peter J. Zugschwert
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                                           Peter J. Zugschwert
                                           Its: Director